                                                                     EXHIBIT 24

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 5th day of April, 1999.


                                               /s/ WILLIAM E. BRADFORD
                                               --------------------------------
                                               WILLIAM E. BRADFORD, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 5th day of April, 1999.


                                                /s/ SYLVIA A. EARLE
                                                --------------------------------
                                                SYLVIA A. EARLE, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 5th day of April, 1999.


                                              /s/ DAVID C. GENEVER-WATLING
                                              ----------------------------------
                                              DAVID C. GENEVER-WATLING, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 5th day of April, 1999.


                                                /s/ IAN L. WHITE-THOMSON
                                                --------------------------------
                                                IAN L. WHITE-THOMSON, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 5th day of April, 1999.


                                              /s/ ROBERT L. KEISER
                                              ----------------------------------
                                              ROBERT L. KEISER
                                              CHAIRMAN OF THE BOARD AND DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ MARTIN C. JISCHKE
                                                --------------------------------
                                                MARTIN C. JISCHKE, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ WILLIAM MORRIS
                                                --------------------------------
                                                WILLIAM MORRIS, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ JOHN J. MURPHY
                                                --------------------------------
                                                JOHN J. MURPHY, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ LEROY C. RICHIE
                                                --------------------------------
                                                LEROY C. RICHIE, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ RICHARD M. ROMPALA
                                                --------------------------------
                                                RICHARD M. ROMPALA, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ FARAH M. WALTERS
                                                --------------------------------
                                                FARAH M. WALTERS, DIRECTOR

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ DEBORAH A. KITCHENS
                                                --------------------------------
                                                DEBORAH A. KITCHENS
                                                VICE PRESIDENT AND CONTROLLER

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett and Tom J. McDaniel, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ JOHN C. LINEHAN
                                                --------------------------------
                                                JOHN C. LINEHAN
                                                EXECUTIVE VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ JOHN M. RAUH
                                                --------------------------------
                                                JOHN M. RAUH
                                                VICE PRESIDENT AND TREASURER

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                             /s/ LUKE R. CORBETT
                                             -----------------------------------
                                             LUKE R. CORBETT
                                             DIRECTOR, CHAIRMAN OF THE BOARD AND
                                             CHIEF EXECUTIVE OFFICER

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director and Officer of the Company, does hereby appoint Luke R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director and Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January, 1998.


                                                /s/ TOM J. MCDANIEL
                                                --------------------------------
                                                TOM J. MCDANIEL, DIRECTOR AND
                                                VICE CHAIRMAN OF THE BOARD

                             KERR-McGEE CORPORATION

                               POWER OF ATTORNEY


         WHEREAS, Kerr-McGee Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3, including a Prospectus (the "Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, in connection with the Company's proposal to issue and sell up to $1,000,000,000 debt securities of the Company;

         NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument effective the 12th day of January, 1999.


                                                /s/ MATTHEW R. SIMMONS
                                                --------------------------------
                                                MATTHEW R. SIMMONS, DIRECTOR